UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2015

First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	( IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective as of the close of business on March 6, 2015, First Citizens Banc Corp (“First Citizens”) completed the acquisition of TCNB Financial Corp. (“TCNB”) and its wholly-owned subsidiary, The Citizens National Bank of Southwestern Ohio (“Citizens National”), pursuant to the terms of the Agreement and Plan of Merger, dated as of September 10, 2014, by and among First Citizens, FC Merger Corp. and TCNB (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, TCNB was merged with and into First Citizens, followed immediately by the merger of Citizens National with and into First Citizens’ bank subsidiary, Civista Bank. As a result of the merger, Citizens National’s three full-service banking offices located in Dayton, Miamisburg and Huber Heights, Ohio will operate as branches of Civista Bank.

As a result of the merger and in accordance with the terms of the Merger Agreement, the 733,000 outstanding TCNB common shares were converted into the right to receive cash in the amount of $23.50 per share. The aggregate cash consideration paid by First Citizens in the transaction, which included the cash-out of 3,500 outstanding TCNB stock options, was approximately $17.2 million.

A copy of First Citizens’ news release announcing the completion of the merger is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

None required pursuant to Rule 8-04(b) of Regulation S-X.

(b)	Pro Forma Financial Information.

None required pursuant to Rule 8-05 of Regulation S-X.

(c)	Not Applicable

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K or incorporated into this Current Report on Form 8-K by reference:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 10, 2014, by and among First Citizens Banc Corp, FC Merger Corp. and TCNB Financial Corp. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of First Citizens Banc Corp filed on September 11, 2014 (File No. 001-36192))

99.1	Press Release issued by First Citizens Banc Corp on March 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp
(Registrant)

Date: March 9, 2015	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President and Controller

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated March 9, 2015

First Citizens Banc Corp

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 10, 2014, by and among First Citizens Banc Corp, FC Merger Corp. and TCNB Financial Corp. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of First Citizens Banc Corp filed on September 11, 2014 (File No. 001-36192))

99.1	Press Release issued by First Citizens Banc Corp on March 9, 2015